Exhibit 10.1

FIRST AMENDMENT OF

JOHN BEAN TECHNOLOGIES CORPORATION

SALARIED EMPLOYEES’ EQUIVALENT RETIREMENT PLAN

WHEREAS, John Bean Technologies Corporation (the “Company”) maintains the John Bean Technologies Corporation Salaried Employees’ Equivalent Retirement Plan (the “Plan”);

WHEREAS, the Company now deems it necessary and desirable to amend the Plan in certain respects; and

WHEREAS, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment;

NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 9 Amendment and Termination of the Plan, the Plan is hereby amended in the following respects, effective January 1, 2010:

1. Section 2 of the Plan is hereby amended to add the following sentence to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, no Employee shall become a Participant in the Plan on or after January 1, 2010.

2. Section 3 of the Plan is hereby amended to add the following paragraph to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, a Participant’s Excess Benefit shall be determined as of December 31, 2009. At such time, a Participant’s Excess Benefit shall become frozen and thereafter, no Participant in the Plan shall accrue any additional Excess Benefits under the Plan.

3. Section 4 of the Plan is hereby amended to add the following paragraph to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, a Participant’s Excess Benefit shall be determined as of December 31, 2009. At such time, a Participant’s Excess Benefit shall become frozen and thereafter, no Participant in the Plan shall accrue any additional Excess Benefit under the Plan.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 15th day of September 2009.

JOHN BEAN TECHNOLOGIES CORPORATION

By:	/s/ Ronald D. Mambu
Its:	Vice President, Chief Financial Officer,
Treasurer and Controller